Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Since 2011, the only equity awards the Company has granted are time-based restricted stock units and equity-based performance share units. These awards are typically made in March, during an open trading window after the Company’s February release of year-end earnings. It is the Board’s and the Committee’s belief that maintaining a consistent grant practice is in the best interests of the Company and minimizes the risk that equity awards are granted opportunistically for the benefit of executive officers. While the Company’s 2024 Omnibus Incentive Plan (“2024 Omnibus Incentive Plan”) could be used to grant incentive stock options, nonqualified stock options, and stock appreciation rights (and substitute awards relating thereto), we do not currently grant stock options or similar awards pursuant to the 2024 Omnibus Incentive Plan. If stock options were to be granted, the 2024 Omnibus Incentive Plan requires that stock options be granted with an exercise price at least equal to the closing market price of the Company’s Common Stock on the grant date. The Company does not backdate grants of equity awards. The Committee also does not take material nonpublic information into account when determining the timing and terms of equity award grants. In addition, the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false